Exhibit 99.2 Investor Presentation 2Q FY20 May 11, 2020 © 2020 Avaya Inc. All rights reserved

TEXT 0 – 0 – 0 204-0-0 127-127-127 17-114-210 80-200-74 86-183-242 247-150-70 Forward Looking Statements Cautionary note regarding forward-looking statements This release contains certain “forward-looking statements.” All statements other than statements of historical fact are “forward-looking” statements for purposes of the U.S. federal and state securities laws. These statements may be identified by the use of forward looking terminology such as "anticipate," "believe," "continue," "could,“ "estimate," "expect," "intend," "may," "might," “our vision,” "plan," "potential," "preliminary," "predict," "should,“ "will," or “would” or the negative thereof or other variations thereof or comparable terminology. The Company has based these forward-looking statements on its current expectations, assumptions, estimates and projections. These statements, including the Company’s outlook, does not include the potential impact of any business combinations, asset acquisitions, divestitures, strategic investments or other strategic transactions completed after the date hereof. While the Company believes these expectations, assumptions, estimates and projections are reasonable, such forward-looking statements are only predictions and involve known and unknown risks and uncertainties, many of which are beyond its control. Risks and uncertainties that may cause these forward-looking statements to be inaccurate include, among others, the duration, severity and impact of the coronavirus disease (“COVID-19”), as well as governmental and business responses to it, and the affect the pandemic and such responses have on our business, financial performance and liquidity and other factors discussed in the Company's Annual Report on Form 10-K and subsequent quarterly reports on Form 10-Q filed with the Securities and Exchange Commission (the “SEC”). These risks and uncertainties may cause the Company’s actual results, performance or achievements to differ materially from any future results, performance or achievements expressed or implied by these forward-looking statements. For a further list and description of such risks and uncertainties, please refer to the Company’s filings with the SEC that are available at www.sec.gov. The Company cautions you that the list of important factors included in the Company’s SEC filings may not contain all of the material factors that are important to you. In addition, in light of these risks and uncertainties, the matters referred to in the forward-looking statements contained in this report may not in fact occur. The Company undertakes no obligation to publicly update or revise any forward-looking statement as a result of new information, future events or otherwise, except as otherwise required by law. These slides, as well as current and historical financial data, are available on our website at investors.avaya.com.  None of the information included on the Company's website is incorporated by reference in this presentation. © 2020 Avaya Inc. All rights reserved 2

TEXT 0 – 0 – 0 204-0-0 127-127-127 17-114-210 80-200-74 86-183-242 247-150-70 Use of non-GAAP (Adjusted) Financial Measures The information furnished in this presentation includes non-GAAP financial measures that differ from measures calculated in accordance with generally accepted accounting principles in the United States of America (“GAAP”). EBITDA is defined as net income (loss) before income taxes, interest expense, interest income and depreciation and amortization. Adjusted EBITDA is EBITDA further adjusted to exclude certain charges and other adjustments described in our SEC filings and the tables below. We believe that including supplementary information concerning adjusted EBITDA is appropriate because it serves as a basis for determining management and employee compensation and it is used as a basis for calculating covenants in our credit agreements. In addition, we believe adjusted EBITDA provides more comparability between our historical results and results that reflect purchase accounting and our current capital structure. We also present adjusted EBITDA because we believe analysts and investors utilize these measures in analyzing our results. Adjusted EBITDA measures our financial performance based on operational factors that management can impact in the short-term, such as our pricing strategies, volume, costs and expenses of the organization, and it presents our financial performance in a way that can be more easily compared to prior quarters or fiscal years. EBITDA and adjusted EBITDA have limitations as analytical tools. EBITDA measures do not represent net income (loss) or cash flow from operations as those terms are defined by GAAP and do not necessarily indicate whether cash flows will be sufficient to fund cash needs. Adjusted EBITDA excludes the impact of earnings or charges resulting from matters that we do not consider indicative of our ongoing operations but that still affect our net income. In particular, our formulation of adjusted EBITDA allows adjustment for certain amounts that are included in calculating net income (loss), however, these are expenses that may recur, may vary and are difficult to predict. In addition, these terms are not necessarily comparable to other similarly titled captions of other companies due to the potential inconsistencies in the method of calculation. We also present the measures non-GAAP revenue, non-GAAP gross margin, non-GAAP operating income and non-GAAP operating margin as a supplement to our unaudited condensed consolidated financial statements presented in accordance with GAAP. We believe these non-GAAP measures are the most meaningful for period to period comparisons because they exclude the impact of the earnings and charges noted in the applicable tables in the appendix to this presentation that resulted from matters that we consider not to be indicative of our ongoing operations. In addition, we present the liquidity measure of free cash flow. Free cash flow is calculated by subtracting capital expenditures from Net cash provided by operating activities. We believe free cash flow is a measure often used by analysts and investors to compare the cash flow and liquidity of companies in the same industry. The presentation of these non-GAAP financial measures is not intended to be considered in isolation from, as substitute for, or superior to, the financial information prepared and presented in accordance with GAAP and may be different from the non-GAAP financial measures used by other companies. In addition, these non-GAAP measures have limitations in that they do not reflect all of the amounts associated with the Company’s results of operations as determined in accordance with GAAP. The appendix to this presentation includes tables that reconcile historical GAAP measures to non-GAAP measures. © 2020 Avaya Inc. All rights reserved 3

TEXT 0 – 0 – 0 204-0-0 127-127-127 17-114-210 80-200-74 86-183-242 247-150-70 Avaya COVID-19 Priority Response Employees & Communities • 90 days of free access to Avaya Spaces to employees and contractors as a means to stay connected with family and friends during the pandemic • Homework Connection (U.S. only) - 5 free hours of homework help per month with a professional tutor to assist with children’s school assignments • Enhanced benefits and wellness offerings including complimentary COVID-19 testing, flexible medical support such as Telemedicine, and online complimentary wellness guides and tools • Designated April as Wellness Month at Avaya ◦ Access to Get’s Abstract’s library of more than 20,000 abstracts and Ted Talks ◦ Access to learning modules and webinars ◦ Access to yoga and meditation videos ◦ Access to work-from-home tips and tools • Promoted virus prevention efforts through communications and flyers • Recognizing “Avaya Heroes” for their volunteer efforts © 2020 Avaya Inc. All rights reserved 4 *Calculated with activity through May 5th, 2020.

TEXT 0 – 0 – 0 204-0-0 127-127-127 17-114-210 80-200-74 86-183-242 247-150-70 About Avaya World's Largest Installed Base 100M+ 23% UC Lines Cloud, Alliance Partner & 100K+ 90% Global Customers Fortune 100* 5M+ Subscription CC Users Revenue © 2020 Avaya Inc. All rights reserved 5 *Calculation performed using historical data of customers served over the last three fiscal years.

TEXT 0 – 0 – 0 204-0-0 127-127-127 17-114-210 80-200-74 86-183-242 247-150-70 Avaya's Four Strategic Pillars © 2020 Avaya Inc. All rights reserved 6

TEXT 0 – 0 – 0 204-0-0 127-127-127 17-114-210 80-200-74 86-183-242 247-150-70 Delivering Solutions Through Intelligent Xperiences AI – Bots, Conversational Intelligence, Pairing Avaya IX Avaya IX Workplace (UC) Contact Center Calling Voice Meetings Digital Collaboration Desktop Devices Workforce Engagement Avaya Cloud Office – UCaaS, Public Avaya OneCloud – CCaaS, CPaaS, Private, Hybrid Subscription & Premises Solutions Avaya IX Services – Consulting, Professional Services, Managed, Migration, Support © 2020 Avaya Inc. All rights reserved 7

TEXT 0 – 0 – 0 204-0-0 127-127-127 17-114-210 80-200-74 86-183-242 247-150-70 Strategic Partnership Accelerates Transformation to the Cloud Launched March 31st 1,700 Agents & 5 Master Agents Avant - Intelisys - Jenne Synnex - Telarus © 2020 Avaya Inc. All rights reserved 8

TEXT 0 – 0 – 0 204-0-0 127-127-127 17-114-210 80-200-74 86-183-242 247-150-70 Trusted and Scalable Global Service Ÿ Reliable Ÿ Secure Ÿ Compliant Why Single, Integrated Communications Platform Avaya Unified Communications Ÿ Contact Center Ÿ CPaaS Wins Flexibility through Cloud & Consumption Models Public Ÿ Private Ÿ Hybrid Ÿ Managed Service Ÿ Subscription Enterprise Features Attribute Routing Ÿ Spaces Collaboration Ÿ Digital Full Application Suite Deep & Wide Ecosystem © 2020 Avaya Inc. All rights reserved 9

Financial Overview 2Q FY20 © 2020 Avaya Inc. All rights reserved

TEXT 0 – 0 – 0 204-0-0 127-127-127 17-114-210 80-200-74 86-183-242 247-150-70 2Q FY20 Financial Highlights $683M $2.3B 61% Total Revenue Total Contract Gross (1) Value(2) Margin(1) 88% 64% 66% 23% Revenue (1) Software Recurring High-margin  Cloud, Alliance and Services Software  Partner & Subscription Revenue (1) Represents non-GAAP revenue; percentages are based on non-GAAP Revenue.* © 2020 Avaya Inc. All rights reserved (2) TCV is defined as the value of all active ratable contracts that have not been recognized as revenue, 11 including both billed and unbilled backlog. * For a reconciliation of non-GAAP to GAAP financial information, please see the Appendix of this presentation.

TEXT 0 – 0 – 0 204-0-0 127-127-127 17-114-210 80-200-74 86-183-242 247-150-70 Financial Strength & Flexibility Liquidity Strong $149M $20M Balance Sheet 21.8% of Revenue 3% of Revenue Adj. EBITDA(1)(2) Cash Flow from Operations(1)(2) Resources to Invest $553M 3.5x Highly Profitable Cash Net-debt / Balance(2) Adj. EBITDA(1)(3) (1) Adjusted EBITDA, Adjusted EBITDA Margin, and CFFO Margin are based on non-GAAP Revenue.* (2) For and as of 2Q ending March 31, 2020. (3) © 2020 Avaya Inc. All rights reserved Net-debt as of March 31, 2020, defined as ST debt and LT debt less cash, and Trailing Twelve Months 12 (TTM) Adjusted EBITDA were used for this calculation, ending March 31, 2020.* * For a reconciliation of non-GAAP to GAAP financial information, please see the Appendix of this presentation.

TEXT 0 – 0 – 0 204-0-0 127-127-127 17-114-210 80-200-74 86-183-242 247-150-70 Capital Allocation Priorities © 2020 Avaya Inc. All rights reserved 13

TEXT 0 – 0 – 0 204-0-0 127-127-127 17-114-210 80-200-74 86-183-242 247-150-70 Share Repurchase Plan Update Average cost and VWAP are before fees; aggregate spend includes fees. In connection with COVID-19 pandemic, the Company has determined to suspend the repurchase program but may recommence the program at any time based on its assessment of the impact the COVID-19 pandemic has on the Company’s stock price, business and liquidity. © 2020 Avaya Inc. All rights reserved 14

TEXT 0 – 0 – 0 204-0-0 127-127-127 17-114-210 80-200-74 86-183-242 247-150-70 2Q FY20 Update Non-GAAP* 2Q FY20 1Q FY20 2Q FY19 2Q Business Highlights $M, as reported Revenue $ 683 $ 717 $ 714 • Cloud, Alliance Partner & Subscription increased 5% sequentially to 23% of Gross Margin 61.1% 61.4% 61.5% GAAP revenue. Operating Expense (% of revenue) 42.8% 40.3% 40.6% • Avaya launched our highly anticipated Avaya Cloud Office™ on March 31st. Avaya Cloud Office is the company’s UCaaS offering which enhances the way Operating Margin 18.3% 21.1% 20.9% organizations communicate with customers, partners and with colleagues across Adjusted EBITDA $ 149 $ 174 $ 166 multiple channels. Adjusted EBITDA Margin 21.8% 24.3% 23.2% • Avaya Spaces video and collaboration solution has become a significant differentiator and market disruptor. With the rapid onset of requirements to work from home usage of Spaces has increased 2,100% in the March quarter. This 2Q Financial Highlights CPaaS-based technology is a cloud meeting and team collaboration app that effortlessly integrates voice, video, tasks, sharing and more into one app that can be accessed from any endpoint device. • Continued large deal activity with 79 deals over $1 million, 12 over $5 million, and 3 over $10 million • Hybrid cloud has been another differentiator for Avaya, enabling us to address the full range of cloud deployment models for our enterprise customers. Our Avaya • Total Contract Value (TCV)(1) of $2.3 billion OneCloud™ ReadyNow private cloud solution has been recognized with a • Added approximately 1,200 new logos Unified Communications Excellence Award by TMC, for delivering UC and CC • Generated $20 million in cash flow from operations solutions in a secure private cloud environment. • Recorded a non-cash goodwill impairment charge of $624 million (1) TCV is defined as the value of all active ratable contracts that have not been recognized as revenue, © 2020 Avaya Inc. All rights reserved including both billed and unbilled backlog. 15 * For a reconciliation of non-GAAP to GAAP financial information, please see the Appendix of this presentation.

TEXT 0 – 0 – 0 204-0-0 127-127-127 17-114-210 80-200-74 86-183-242 247-150-70 Business Model Transformation (Calculated based on non-GAAP Revenue)* FY15 FY18 FY19 2Q FY20 Revenue from 71% - 83% 83% 88% Record High Software and Services Recurring 48% - 56% 58% 64% Revenue Record High Product Revenue 42% - 58% 60% 66% Record High from Software Revenue from n/a - 14% 15% 23% CAPS Non-GAAP 61% - 63% 61% 61% Gross Margin Adjusted 22% - 24% 24% 22% EBITDA Margin © 2020 Avaya Inc. All rights reserved 16 * For a reconciliation of non-GAAP to GAAP financial information, please see the Appendix of this presentation.

TEXT 0 – 0 – 0 204-0-0 127-127-127 17-114-210 80-200-74 86-183-242 247-150-70 Uses of Cash 881 855 51 56 119 140 Net Cash Interest Payments 122 611 90 592 33 Pension & Post Retirement 29 83 161 90 483 Restructuring 148 453 77 56 77 Capex & Capital Lease 70 63 (<3% of revenue) 127 126 105 Cash Taxes 47 38 421 428 59 50 • All values in $M 355 • Net Cash Interest Payments includes interest payments 270 on long-term debt and payments classified as adequate 194 190 protection payments in connection with Chapter 11 proceedings, net of interest income • Pension settlement payments to PBGC not included within Pension & Post Retirement payments FY15A FY16A FY17A FY18A FY19A FY20E © 2020 Avaya Inc. All rights reserved 17

TEXT 0 – 0 – 0 204-0-0 127-127-127 17-114-210 80-200-74 86-183-242 247-150-70 Quarterly Income Statement (Amounts are GAAP and dollars in millions) GAAP Revenue: 2Q FY20 1Q FY20 2Q FY19 Product $ 245 $ 298 $ 287 Services 437 417 422 GAAP Total Revenue $ 682 $ 715 $ 709 GAAP Gross Margin: Product 44.5% 50.7% 48.1% Services 60.0% 58.3% 58.8% GAAP Total Gross Margin 54.4% 55.1% 54.4% GAAP Operating Margin (87.5)% 2.1% 5.4% © 2020 Avaya Inc. All rights reserved 18

TEXT 0 – 0 – 0 204-0-0 127-127-127 17-114-210 80-200-74 86-183-242 247-150-70 Quarterly Non-GAAP Income Statement Information (Amounts are non-GAAP and dollars in millions)* Non-GAAP Revenue: 2Q FY20 1Q FY20 2Q FY19 Product $ 245 $ 298 $ 289 Services 438 419 425 Non-GAAP Total Revenue $ 683 $ 717 $ 714 Non-GAAP Gross Margin: Product 62.9% 65.1% 63.7% Services 60.0% 58.7% 60.0% Non-GAAP Total Gross Margin 61.1% 61.4% 61.5% Non-GAAP Operating Margin 18.3% 21.1% 20.9% Adjusted EBITDA $ 149 $ 174 $ 166 Adjusted EBITDA % (1) 21.8% 24.3% 23.2% © 2020 Avaya Inc. All rights reserved 19 (1) Adjusted EBITDA % is based on non-GAAP Revenue *For a reconciliation of non-GAAP to GAAP financial information, please see the Appendix of this presentation.

TEXT 0 – 0 – 0 204-0-0 127-127-127 17-114-210 80-200-74 86-183-242 247-150-70 Quarterly Non-GAAP Revenue by Region (All dollars amounts are non-GAAP in millions)* Revenue 2Q FY20 1Q FY20 2Q FY19 U.S. $ 385 $ 395 $ 378 EMEA 172 187 189 APAC 70 77 80 AI 56 58 67 Total $ 683 $ 717 $ 714 % of Total Revenue U.S. 56% 55% 53% EMEA 26% 26% 27% APAC 10% 11% 11% AI 8% 8% 9% Total 100% 100% 100% © 2020 Avaya Inc. All rights reserved 20 *For a reconciliation of non-GAAP to GAAP financial information, please see the Appendix of this presentation.

TEXT 0 – 0 – 0 204-0-0 127-127-127 17-114-210 80-200-74 86-183-242 247-150-70 Balance Sheet and Operating Metrics (Dollars in millions, Balance sheet items as of the end of the period indicated) 2Q FY20 1Q FY20 2Q FY19 Total Cash and Cash Equivalents $ 553 $ 766 $ 735 Cash Flow from Operations $ 20 $ 12 $ 37 Capital Expenditures and Capitalized Software $ 22 $ 26 $ 26 Days Sales Outstanding (DSO)(1) 55 53 53 Inventory Turns 11.6 11.8 16.6 Headcount (as of the end of the period indicated) 7,873 7,874 8,103 Trailing Twelve Month Revenue ($K) / Employee(2)* (Headcount as of the end of the period indicated) $ 361 $ 365 $ 369 (1)2Q FY20 and 1Q FY20 include $154M and $111M AR/contract liability netting impact when calculating DSOs. (2)TTM Revenue ($K) / Employee based on non-GAAP Revenue. © 2020 Avaya Inc. All rights reserved *For a reconciliation of non-GAAP to GAAP financial information, please see the Appendix of this presentation. 21

Appendix © 2020 Avaya Inc. All rights reserved

TEXT 0 – 0 – 0 204-0-0 127-127-127 17-114-210 80-200-74 86-183-242 247-150-70 Non-GAAP Reconciliation Adjusted EBITDA Three Months Ended Mar. 31, Dec. 31, Sept. 30, Jun. 30, Mar. 31, 2020 2019 2019 2019 2019 Net loss $ (672) $ (54) $ (34) $ (633) $ (13) Interest expense 53 58 60 59 58 Interest income (2) (3) (3) (4) (4) Provision for (benefit from) income taxes 37 25 32 (27) (6) Depreciation and amortization 105 107 108 110 108 EBITDA (479) 133 163 (495) 143 Impact of fresh start accounting adjustments (1) — (2) (2) 6 Restructuring charges, net of sublease income 3 1 10 1 4 Advisory fees 1 39 8 1 1 Acquisition-related costs — — 1 1 4 Share-based compensation 8 6 6 8 5 Impairment of goodwill and intangible assets 624 — — 659 — Change in fair value of Emergence Date Warrants (6) 3 (1) (7) (3) Loss on foreign currency transactions 7 4 — 1 6 Gain on investments in equity and debt securities, net (8) (12) (1) — — Adjusted EBITDA $ 149 $ 174 $ 184 $ 167 $ 166 © 2020 Avaya Inc. All rights reserved 23

TEXT 0 – 0 – 0 204-0-0 127-127-127 17-114-210 80-200-74 86-183-242 247-150-70 Non-GAAP Reconciliation Revenue by Geography Three Months Ended Three Months Ended Three Months Ended Adj. for Non-GAAP Adj. for Non-GAAP Adj. for Non-GAAP Mar. 31, Fresh Start Mar. 31, Dec. 31, Fresh Start Dec. 31, Mar. 31, Fresh Start Mar. 31, (In millions) 2020 Accounting 2020 2019 Accounting 2019 2019 Accounting 2019 U.S. $ 384 $ 1 $ 385 $ 394 $ 1 $ 395 $ 375 $ 3 $ 378 EMEA 172 — 172 186 1 187 188 1 189 APAC 70 — 70 77 — 77 79 1 80 AI 56 — 56 58 — 58 67 — 67 Total revenue $ 682 $ 1 $ 683 $ 715 $ 2 $ 717 $ 709 $ 5 $ 714 © 2020 Avaya Inc. All rights reserved 24

TEXT 0 – 0 – 0 204-0-0 127-127-127 17-114-210 80-200-74 86-183-242 247-150-70 Non-GAAP Reconciliation Gross Margin and Operating Income Three Months Ended Mar. 31, Dec. 31, Sept. 30, Jun. 30, Mar. 31, (In millions) 2020 2019 2019 2019 2019 Reconciliation of Non-GAAP Gross Profit and Non-GAAP Gross Margin Gross Profit $ 371 $ 394 $ 392 $ 390 $ 386 Items excluded: Amortization of technology intangible assets 44 43 44 43 44 Adj. for fresh start accounting 2 3 4 5 9 Non-GAAP Gross Profit $ 417 $ 440 $ 440 $ 438 $ 439 GAAP Gross Margin 54.4% 55.1% 54.2% 54.4% 54.4% Non-GAAP Gross Margin 61.1% 61.4% 60.6% 60.8% 61.5% Reconciliation of Non-GAAP Operating Income Operating (Loss) Income $ (597) $ 15 $ 52 $ (613) $ 38 Items excluded: Adj. for fresh start accounting — 4 4 4 12 Amortization of intangible assets 85 84 84 84 85 Restructuring charges, net 4 3 10 1 4 Advisory fees 1 39 8 1 1 Acquisition-related costs — — 1 1 4 Share-based compensation 8 6 6 8 5 Impairment of goodwill and intangible assets 624 — — 659 — Non-GAAP Operating Income $ 125 $ 151 $ 165 $ 145 $ 149 GAAP Operating Margin (87.5)% 2.1% 7.2% (85.5)% 5.4% Non-GAAP Operating Margin 18.3% 21.1% 22.7% 20.1% 20.9% © 2020 Avaya Inc. All rights reserved 25

TEXT 0 – 0 – 0 204-0-0 127-127-127 17-114-210 80-200-74 86-183-242 247-150-70 Non-GAAP Reconciliation Product and Services Gross Margins Three Months Ended Mar. 31, Dec. 31, Sept. 30, Jun. 30, Mar. 31, (In millions) 2020 2019 2019 2019 2019 Reconciliation of Non-GAAP Gross Profit and Non-GAAP Gross Margin - Products Revenue $ 245 $ 298 $ 314 $ 297 $ 287 Costs 92 104 113 109 105 Amortization of technology intangible assets 44 43 44 43 44 GAAP Gross Profit 109 151 157 145 138 Items excluded: Amortization of technology intangible assets 44 43 44 43 44 Adj. for fresh start accounting 1 — 2 2 2 Non-GAAP Gross Profit $ 154 $ 194 $ 203 $ 190 $ 184 GAAP Gross Margin 44.5% 50.7% 50.0% 48.8% 48.1% Non-GAAP Gross Margin 62.9% 65.1% 64.4% 63.8% 63.7% Reconciliation of Non-GAAP Gross Profit and Non-GAAP Gross Margin - Services Revenue $ 437 $ 417 $ 409 $ 420 $ 422 Costs 175 174 174 175 174 GAAP Gross Profit 262 243 235 245 248 Items excluded: Adj. for fresh start accounting 1 3 2 3 7 Non-GAAP Gross Profit $ 263 $ 246 $ 237 $ 248 $ 255 GAAP Gross Margin 60.0% 58.3% 57.5% 58.3% 58.8% Non-GAAP Gross Margin 60.0% 58.7% 57.7% 58.8% 60.0% © 2020 Avaya Inc. All rights reserved 26

TEXT 0 – 0 – 0 204-0-0 127-127-127 17-114-210 80-200-74 86-183-242 247-150-70 Non-GAAP Reconciliation Supplemental Schedules Free Cash Flow Three Months Ended Mar. 31, Dec. 31, Sept. 30, Jun. 30, Mar. 31, (In millions) 2020 2019 2019 2019 2019 Net cash provided by operating activities $ 20 $ 12 $ 66 $ 52 $ 37 Less: Capital expenditures 22 26 29 37 26 Free cash flow $ (2) $ (14) $ 37 $ 15 $ 11 Net-Debt / Adjusted EBITDA Mar. 31, (In millions) 2020 Non-GAAP Revenue Debt maturing within one year $ — Three Months Ended Long-term debt, net of current portion 2,883 Mar. 31, Dec. 31, Sept. 30, Jun. 30, Mar. 31, Less: Cash and cash equivalents 553 (In millions) 2020 2019 2019 2019 2019 Net-debt 2,330 GAAP Revenue $ 682 $ 715 $ 723 $ 717 $ 709 $ Adj. for fresh start accounting 1 2 3 3 5 Adjusted EBITDA (TTM) 674 Non-GAAP Revenue $ 683 $ 717 $ 726 $ 720 $ 714 Net-debt / Adjusted EBITDA 3.5x © 2020 Avaya Inc. All rights reserved 27